Supplement, dated January 13, 2006
to Prospectus and Statement of Additional Information, dated May 1, 2005

SUPPLEMENT
MUTUAL OF AMERICA INVESTMENT CORPORATION

The Adviser has elected to cancel its Agreement to limit the expenses of Mutual of America Investment Corporation (the "Investment Company"), other than advisory fees, extraordinary expenses, and portfolio transaction costs. An amendment to the Agreement was entered into between the Investment Company and the Adviser, dated December 30, 2005, extending the termination date from January 1, 2006, as originally provided, to midnight on April 30, 2006. The Adviser has provided written notice of termination to the Investment Company in accordance with the terms of the Agreement and the amendment thereto, and such termination will be effective at midnight on April 30, 2006.

As a result of the termination described above:

(A) The footnote at the bottom of page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

"The Adviser had contractually agreed beginning as of January 1, 2003 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. See "Management of the Funds - The Adviser". The Adviser had voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003. This contractual obligation remained in effect for the year 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it will continue until midnight on April 30, 2006 at which time it will terminate. After the termination takes effect, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses, resulting in expenses as set forth at the line "Total Annual Fund Operating Expenses" in the table of annual fees and expenses on page 13, rather than the expenses shown at the line entitled 'Net Expenses.' "

(B) Footnote 2 on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

"The Allocation Funds do not directly incur a management fee. The amounts shown reflect the weighted average management fees paid by the underlying Funds in which the Allocation Funds invest. With respect to the Funds comprising the Allocation Funds, the Adviser had contractually agreed beginning as of January 1, 2003 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions and extraordinary expenses) to its investment management fees. See "Management of the Funds - The Adviser". This contractual obligation remained in effect for the year 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it will continue until midnight on April 30, 2006 at which time it will terminate. After the termination takes effect, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses, resulting in expenses as set forth at the line "Total Annual Fund Operating Expenses" in the table of annual fees and expenses on page 13, rather than the expenses shown at the line entitled 'Net Expenses.' "

(c) On page 15 of the Prospectus, at the bottom of the section entitled "The Adviser", the sentence "The expense limitation remains in effect for the year 2005." is hereby deleted and replaced with the following:

"The expense limitation remained in effect for the year 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it will continue until midnight on April 30, 2006 at which time it will terminate. After the termination takes effect, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses, resulting in expenses as set forth at the line "Total Annual Fund Operating Expenses" in the table of annual fees and expenses on page 13, rather than the expenses shown at the line entitled 'Net Expenses.' "

(d) In Footnote C of the Financial Highlights, on pages 32-40, the sentence "This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund." is hereby deleted and replaced with the following:

"This contractual expense limitation agreement remains in effect through 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it will continue until midnight on April 30, 2006 at which time it will terminate."

e) On page 21 of the Statement of Additional Information, under the heading "Expense Reimbursement by the Adviser", the paragraph is hereby deleted in its entirety and replaced with the following:

"The Adviser had contractually agreed beginning as of January 1, 2003 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. The Adviser had voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003. This contractual obligation remained in effect for the year 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it will continue until midnight on April 30, 2006 at which time it will terminate. After the termination takes effect, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses."